Exhibit 10.29

EXECUTION VERSION

OPTION GRANT NOTICE

UNDER THE

AMENDED AND RESTATED

PHOENIX PARENT HOLDINGS INC.

2017 STOCK INCENTIVE PLAN

BrightSpring Health Services, Inc. (the “Company”), pursuant to the Amended and Restated Phoenix Parent Holdings Inc. 2017 Stock Incentive Plan, as may be amended from time to time (the “Plan”), hereby grants to the Participant set forth below the number of Options (each Option representing the right to purchase one (1) share of common stock of the Company, par value $0.01 per share (“Stock”)) set forth below, at an Exercise Price per share of Stock set forth below. The Options are subject to all of the terms and conditions set forth herein, in the Option Agreement attached as an exhibit to the Participant’s initial grant of Options under the Plan, and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan or the Stockholders’ Agreement, as applicable.

Participant:	Jon B. Rousseau

Date of Grant:	November 22, 2023

Vesting Commencement Date:	November 22, 2023

Total Number of Options:	40,000

Exercise Price per Share:	$350.00; provided, that, to the extent that an Initial Public Offering of the Company occurs within six (6) months following the Date of Grant and the per share price at which the Stock is offered to the public in connection with such Initial Public Offering is higher than the Exercise Price per Share set forth herein, the Exercise Price per Share shall automatically increase on the pricing date of such Initial Public Offering to the per share price at which the Stock is offered to the public in connection with such Initial Public Offering.

Option Period:	Ten (10) years from the Date of Grant

Vesting Schedule:	If the Company has not completed an Initial Public Offering within six (6) months of the Date of Grant, then upon such six (6) month anniversary all of the Options shall vest immediately, and thereby become exercisable, and if the Company has completed an Initial Public Offering within six (6) months of the Date of Grant, then, upon the six (6) month anniversary of the Date of Grant, one-third (1/3) of the Options shall vest immediately, and thereby become exercisable, and the then remaining unvested Options shall vest, and thereby become exercisable, ratably and monthly over the next two (2) years subsequent to the Date of Grant and; provided, however, that, in the event of the Participant’s Qualified Termination, all then-unvested Options shall become fully vested upon such Qualified Termination.

Provided that the Participant has not undergone a Termination (which, for the avoidance of doubt, will not include a Qualified Termination) at the time of such event, all then-unvested Options shall become fully vested upon a Change in Control after taking into account any vesting that occurs upon any Qualified Termination.

Defined Terms:	“Change in Control” has the meaning set forth in the Stockholders Agreement; provided, that a WBA Acquisition shall constitute a Change in Control.

“Qualified Termination” means a Termination (i) by the Company without Cause, (ii) by the Participant for Good Reason, or (iii) due to the Participant’s death or Disability termination. Notwithstanding anything in the Plan to the contrary, “Cause” and “Good Reason” shall have the meaning ascribed to such terms in the employment agreement between the Participant and the Company.

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THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS OPTION GRANT NOTICE, THE OPTION AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS OPTION GRANT NOTICE, THE OPTION AGREEMENT AND THE PLAN.

BRIGHTSPRING HEALTH SERVICES, INC.	PARTICIPANT[1]

/s/ Jennifer Phipps 11/22/23	/s/ Jon Rousseau 11/22/23
By: Jennifer Phipps
Title: Chief Accounting Officer

[1]

To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereof.

[Signature Page to Option Grant Notice]